EXHIBIT I

NAME, ASSET SIZE AND COMPENSATION RECEIVED BY NEUBERGER BERMAN FOR SUB-ADVISORY SERVICES
PROVIDED TO OTHER SIMILAR FUNDS

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
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Fund	Comparative Fund	Asset size*	Compensation
Neuberger Berman Focus Portfolio	Neuberger Berman Focus Fund	916,360,000	$ [ _____ ]
Neuberger Berman Guardian Portfolio	Neuberger Berman Guardian Fund	1,421,747,000	$ [ _____ ]
Neuberger Berman International	Neuberger Berman International Fund	1,094,085,000	$ [ _____ ]
Portfolio
Neuberger Berman Mid Cap Growth	Neuberger Berman Mid Cap Growth	442,599,000	$ [ _____ ]
Portfolio	Fund
Neuberger Berman Partners Portfolio	Neuberger Berman Partners Fund	4,021,156,000	$ [ _____ ]
Neuberger Berman Regency Portfolio	Neuberger Berman Regency Fund	128,866,000	$ [ _____ ]
Neuberger Berman Research	Neuberger Berman Research	7,929,000	$ [ _____ ]
Opportunities Portfolio	Opportunities Fund
Neuberger Berman Select Equities	Neuberger Berman Select Equities Fund	2,288,000	$ [ _____ ]
Portfolio
Neuberger Berman Small Cap Growth	Neuberger Berman Small Cap Growth	171,460,000	$ [ _____ ]
Portfolio	Fund
Neuberger Berman Socially Responsive	Neuberger Berman Socially Responsive	1,157,506	$ [ _____ ]
Portfolio	Fund
* As of February 29, 2008 (Unaudited).

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OTHER FUNDS
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Fund	Asset size	Compensation
GVIT Small Company Fund	$ [ _____ ]	$ [ _____ ]
GVIT Small Cap Growth	$ [ _____ ]	$ [ _____ ]

NAME, ASSET SIZE AND COMPENSATION RECEIVED BY LBAM FOR SUB-ADVISORY SERVICES
PROVIDED TO OTHER SIMILAR FUNDS

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NEUBERGER BERMAN INCOME FUNDS
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	Comparative Fund	Asset size*	Compensation
High Income Bond Portfolio	Neuberger Berman High Income Bond	$300,622,000	$ [ _____ ]
	Fund
Short Duration Bond Portfolio	Neuberger Berman Short Duration Bond	$93,199,000	$ [ _____ ]
	Fund
* As of April 30, 2008 (Unaudited).

I-1